SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                         May 12, 1998 (February 26, 1998)
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                      Advanced Communication Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            0-22737                                54-1421222
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     (Commission File Number)            (IRS Employer Identification No.)



      10089 Lee Highway, Fairfax, Virginia                     22030
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (703) 934-8130
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              (Registrant's Telephone Number, Including Area Code)


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                  On March 12, 1998,  Advanced  Communication  Systems,  Inc., a
Delaware corporation ("ACS"), filed a Current Report on Form 8-K with respect to its acquisition (the "Acquisition") of all the outstanding shares of Advanced Management Incorporated, a Virginia corporation ("AMI") effective January 31, 1998. Such Form 8-K was filed without the financial statements and pro forma financial information required by Item 7 of Form 8-K, as it was impracticable to do so at that time. This Current Report on Form 8-K/A provides such required information.

Item 7.           Financial Statements and Exhibits

                  (a) The audited balance sheets of AMI, including independent auditor's report thereon, as of December 31, 1996 and 1997, and the related statements of income, shareholder's equity and cash flows for the years then ended are included at Exhibit 99(a) and incorporated herein by reference.

                  (b) Pro forma unaudited financial information for ACS giving effect to the Acquisition as of December 31, 1997, for the fiscal year ended September 30, 1997, and for the six months ended March 31, 1998, is included at
Exhibit 99(b) and incorporated herein by reference.

                  (c)  Exhibits:

                           99(a)  Audited  balance  sheets  of  AMI,   including
                  independent auditor's report thereon, as of December 31, 1996 and 1997, and the related statements of income, shareholder's equity and cash flows for the years then ended.

                           99(b) Unaudited pro forma balance sheet for ACS as of
                  December 31, 1997, giving effect of the Acquisition as of December 31, 1997, and the unaudited pro forma statements of operations for the year ended September 30, 1997 and for the six months ended March 31, 1998, giving effect of the Acquisition as of the beginning of each period presented.


                                                  Signature

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 12, 1998                   Advanced Communication Systems, Inc.

                                              /S/ Dev Ganesan
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                                                Dev Ganesan
                                  Executive Vice President, Chief Financial
                                          Officer and Treasurer